                                                                    Exhibit 9(G)

[ING FUNDS LOGO]

October 17, 2003

Ms. Mary Jean Milner
Vice President, Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Emerging Countries Fund, ING Global Real Estate Fund, ING International Fund, ING International Growth Fund, ING International SmallCap Growth Fund, ING International Value Fund, ING Precious Metals Fund, ING Russia Fund, ING VP Emerging Markets Fund, ING VP International Equity Portfolio, ING VP International Value Portfolio, ING VP Worldwide Growth Portfolio and ING Worldwide Growth Fund (the "Funds") to be included on the Amended Exhibit A to the Agreements as of November 3, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                      Sincerely,

                                      /s/ Michael J. Roland
                                      ---------------------
                                      Michael J. Roland
                                      Executive Vice President & Chief Financial
                                      Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ Edward G. McGann
    ----------------------------------
Name: Edward G. McGann
Title: Vice President, Duly Authorized

                                   Tel: 480-477-3000        ING Investments, LLC
7337 E. Doubletree Ranch Rd.       Fax: 480-477-2700
Scottsdale, AZ 85258-2034          www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                                             EFFECTIVE DATE
----                                                                              --------------
ING EQUITY TRUST
    ING Convertible Fund                                                           June 9, 2003
    ING Disciplined LargeCap Fund                                                  June 9, 2003
    ING Equity and Bond Fund                                                       June 9, 2003
    ING Financial Services Fund                                                    June 9, 2003
    ING Growth Opportunities Fund                                                  June 9, 2003
    ING LargeCap Growth Fund                                                       June 9, 2003
    ING Large Company Value Fund                                                   June 9, 2003
    ING MidCap Opportunities Fund                                                  June 9, 2003
    ING MidCap Value Fund                                                          June 9, 2003
    ING Principal Protection Fund                                                  June 2, 2003
    ING Principal Protection Fund II                                               June 2, 2003
    ING Principal Protection Fund III                                              June 2, 2003
    ING Principal Protection Fund IV                                               June 2, 2003
    ING Principal Protection Fund V                                                June 2, 2003
    ING Principal Protection Fund VI                                               June 2, 2003
    ING Principal Protection Fund VII                                               May 1, 2003
    ING Principal Protection Fund VIII                                          October 1, 2003
    ING Principal Protection Fund IX                                                    TBD
    ING Real Estate Fund                                                           June 9, 2003
    ING SmallCap Opportunities Fund                                                June 9, 2003
    ING SmallCap Value Fund                                                        June 9, 2003
    ING Tax Efficient Equity Fund                                                  June 9, 2003

ING FUNDS TRUST
    ING Classic Money Market Fund                                                  April 7, 2003
    ING GNMA Income Fund                                                           April 7, 2003
    ING High Yield Bond Fund                                                       April 7, 2003
    ING High Yield Opportunity Fund                                                April 7, 2003
    ING Intermediate Bond Fund                                                     April 7, 2003
    ING Lexington Money Market Trust                                               April 7, 2003
    ING Money Market Fund                                                          April 7, 2003
    ING National Tax-Exempt Bond Fund                                              April 7, 2003
    ING Strategic Bond Fund                                                        April 7, 2003

ING GET FUND
    ING GET Fund - Series D                                                        July 14, 2003
    ING GET Fund - Series E                                                        July 14, 2003
    ING GET Fund - Series G                                                        July 14, 2003
    ING GET Fund - Series H                                                        July 14, 2003
    ING GET Fund - Series I                                                        July 14, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
    ING GET Fund - Series J                                                        July 14, 2003
    ING GET Fund - Series K                                                        July 14, 2003
    ING GET Fund - Series L                                                        July 14, 2003
    ING GET Fund - Series M                                                        July 14, 2003
    ING GET Fund - Series N                                                        July 14, 2003
    ING GET Fund - Series P                                                        July 14, 2003
    ING GET Fund - Series Q                                                        July 14, 2003
    ING GET Fund - Series R                                                        July 14, 2003
    ING GET Fund - Series S                                                        July 14, 2003
    ING GET Fund - Series T                                                        July 14, 2003
    ING GET Fund - Series U                                                        July 14, 2003
    ING GET Fund - Series V                                                       March 13, 2003

ING INVESTMENT FUNDS, INC.
    ING MagnaCap Fund                                                               June 9, 2003

ING INVESTORS TRUST
    Fund for Life Series                                                         January 6, 2003
    ING AIM Mid Cap Growth Portfolio                                             January 6, 2003
    ING Alliance Mid Cap Growth Portfolio                                        January 6, 2003
    ING American Funds Growth Portfolio                                        September 2, 2003
    ING American Funds Growth-Income Portfolio                                 September 2, 2003
    ING American Funds International Portfolio                                 September 2, 2003
    ING Capital Guardian Large Cap Value Portfolio                              January 13, 2003
    ING Capital Guardian Managed Global Portfolio                               January 13, 2003
    ING Capital Guardian Small Cap Portfolio                                    January 13, 2003
    ING Developing World Portfolio                                              January 13, 2003
    ING Eagle Asset Value Equity Portfolio                                       January 6, 2003
    ING FMR(SM) Diversified Mid Cap Portfolio                                    January 6, 2003
    ING Goldman Sachs Internet Tollkeeper(SM) Portfolio                          January 6, 2003
    ING Hard Assets Portfolio                                                   January 13, 2003
    ING International Portfolio                                                 January 13, 2003
    ING Janus Growth and Income Portfolio                                       January 13, 2003
    ING Janus Special Equity Portfolio                                          January 13, 2003
    ING Jennison Equity Opportunities Portfolio                                  January 6, 2003
    ING JPMorgan Fleming Small Cap Equity Portfolio                             January 13, 2003
    ING Julius Baer Foreign Portfolio                                           January 13, 2003
    ING Limited Maturity Bond Portfolio                                          January 6, 2003
    ING Liquid Assets Portfolio                                                  January 6, 2003
    ING Marsico Growth Portfolio                                                January 13, 2003
    ING Mercury Focus Value Portfolio                                            January 6, 2003
    ING Mercury Fundamental Growth Portfolio                                     January 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
    ING MFS Mid Cap Growth Portfolio                                             January 13, 2003
    ING MFS Research Portfolio                                                   January 13, 2003
    ING MFS Total Return Portfolio                                               January 13, 2003
    ING PIMCO Core Bond Portfolio                                                January 13, 2003
    ING PIMCO High Yield Portfolio                                                      TBD
    ING Salomon Brothers All Cap Portfolio                                        January 6, 2003
    ING Salomon Brothers Investors Portfolio                                      January 6, 2003
    ING T. Rowe Price Capital Appreciation Portfolio                             January 13, 2003
    ING T. Rowe Price Equity Income Portfolio                                    January 13, 2003
    ING UBS U.S. Balanced Portfolio                                               January 6, 2003
    ING Van Kampen Equity Growth Portfolio                                       January 13, 2003
    ING Van Kampen Global Franchise Portfolio                                    January 13, 2003
    ING Van Kampen Growth and Income Portfolio                                   January 13, 2003
    ING Van Kampen Real Estate Portfolio                                         January 13, 2003

ING MAYFLOWER TRUST
    ING Growth + Value Fund                                                          June 9, 2003
    ING International Value Fund                                                 November 3, 2003

ING MUTUAL FUNDS
    ING Emerging Countries Fund                                                  November 3, 2003
    ING Foreign Fund                                                                 July 1, 2003
    ING Global Equity Dividend Fund                                             September 2, 2003
    ING Global Real Estate Fund                                                  November 3, 2003
    ING International Fund                                                       November 3, 2003
    ING International SmallCap Growth Fund                                       November 3, 2003
    ING Precious Metals Fund                                                     November 3, 2003
    ING Russia Fund                                                              November 3, 2003
    ING Worldwide Growth Fund                                                    November 3, 2003

ING SERIES FUND, INC.
    Brokerage Cash Reserves                                                          June 2, 2003
    ING Aeltus Money Market Fund                                                     June 2, 2003
    ING Balanced Fund                                                                June 2, 2003
    ING Bond Fund                                                                    June 2, 2003
    ING Classic Principal Protection Fund I                                          June 2, 2003
    ING Classic Principal Protection Fund II                                         June 2, 2003
    ING Classic Principal Protection Fund III                                        June 2, 2003
    ING Classic Principal Protection Fund IV                                         June 2, 2003
    ING Government Fund                                                              June 2, 2003
    ING Growth Fund                                                                  June 9, 2003
    ING Growth and Income Fund                                                       June 9, 2003
    ING Index Plus LargeCap Fund                                                     June 9, 2003
    ING Index Plus MidCap Fund                                                       June 9, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
    ING Index Plus Protection Fund                                                  June 2, 2003
    ING Index Plus SmallCap Fund                                                    June 9, 2003
    ING International Growth Fund                                               November 3, 2003
    ING Small Company Fund                                                          June 9, 2003
    ING Strategic Allocation Balanced Fund                                          June 2, 2003
    ING Strategic Allocation Growth Fund                                            June 2, 2003
    ING Strategic Allocation Income Fund                                            June 2, 2003
    ING Technology Fund                                                             June 2, 2003
    ING Value Opportunity Fund                                                      June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
    ING VP Strategic Allocation Balanced Portfolio                                  July 7, 2003
    ING VP Strategic Allocation Growth Portfolio                                    July 7, 2003
    ING VP Strategic Allocation Income Portfolio                                    July 7, 2003

ING VARIABLE FUNDS
    ING VP Growth and Income Portfolio                                              July 7, 2003

ING VARIABLE INSURANCE TRUST
    ING GET U.S. Core Portfolio - Series 1                                         June 13, 2003
    ING GET U.S. Core Portfolio - Series 2                                    September 12, 2003
    ING GET U.S. Core Portfolio - Series 3                                              TBD
    ING GET U.S. Core Portfolio - Series 4                                              TBD
    ING GET U.S. Core Portfolio - Series 5                                              TBD
    ING GET U.S. Core Portfolio - Series 6                                              TBD
    ING GET U.S. Opportunity Portfolio - Series 1                                       TBD
    ING GET U.S. Opportunity Portfolio - Series 2                                       TBD
    ING VP Worldwide Growth Portfolio                                           November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
    ING VP Growth Portfolio                                                         July 7, 2003
    ING VP Index Plus LargeCap Portfolio                                            July 7, 2003
    ING VP Index Plus MidCap Portfolio                                              July 7, 2003
    ING VP Index Plus SmallCap Portfolio                                            July 7, 2003
    ING VP International Equity Portfolio                                       November 3, 2003
    ING VP Small Company Portfolio                                                  July 7, 2003
    ING VP Technology Portfolio                                                     July 7, 2003
    ING VP Value Opportunity Portfolio                                              July 7, 2003

ING VARIABLE PRODUCTS TRUST
    ING VP Convertible Portfolio                                                 October 6, 2003
    ING VP Disciplined LargeCap Portfolio                                        October 6, 2003
    ING VP Growth + Value Portfolio                                              October 6, 2003
    ING VP Growth Opportunities Portfolio                                        October 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VARIABLE PRODUCTS TRUST (CONTINUED)
    ING VP High Yield Bond Portfolio                                              October 6, 2003
    ING VP International Value Portfolio                                         November 3, 2003
    ING VP Large Company Value Portfolio                                          October 6, 2003
    ING VP LargeCap Growth Portfolio                                              October 6, 2003
    ING VP MagnaCap Portfolio                                                     October 6, 2003
    ING VP MidCap Opportunities Portfolio                                         October 6, 2003
    ING VP SmallCap Opportunities Portfolio                                       October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                                      July 7, 2003

ING VP BOND PORTFOLIO                                                                July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                                               November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                                        July 7, 2003

ING VP NATURAL RESOURCES TRUST                                                    October 6, 2003

USLICO SERIES FUND
    The Asset Allocation Portfolio                                                October 6, 2003
    The Bond Portfolio                                                            October 6, 2003
    The Money Market Portfolio                                                    October 6, 2003
    The Stock Portfolio                                                           October 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.